Exhibit 99.1


                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 1
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Current Balance                     Loans         Balance               Balance
--------------------------------------------------------------------------------
<= $333,700.00                       39        $ 7,947,009               18.51
$333,700.01 - $450,000.00            17          6,657,395               15.50
$450,000.01 - $650,000.00            19         10,710,260               24.94
$650,000.01 - $850,000.00             6          4,673,581               10.88
$850,000.01 - $1,050,000.00           6          5,776,115               13.45
$1,050,000.01 - $1,250,000.00         2          2,392,000                5.57
$1,250,000.01 - $1,450,000.00         1          1,425,000                3.32
$1,450,000.01 - $1,650,000.00         1          1,500,000                3.49
$1,850,000.01 - $2,050,000.00         1          1,860,000                4.33
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: $53,512.06
Maximum: $1,860,000.00
Average: $466,753.92
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Current Gross Rate                  Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 2.000%                             3        $ 2,761,690                6.43
2.251% - 2.500%                       1          1,000,000                2.33
2.501% - 2.750%                       1            650,000                1.51
2.751% - 3.000%                       1            213,290                0.50
3.001% - 3.250%                      16          6,366,198               14.83
3.251% - 3.500%                       9          3,154,420                7.35
3.501% - 3.750%                      18          6,275,456               14.61
3.751% - 4.000%                       9          2,992,221                6.97
4.001% - 4.250%                       6          3,427,706                7.98
4.251% - 4.500%                       7          3,322,121                7.74
4.501% - 4.750%                       7          3,621,578                8.43
4.751% - 5.000%                       9          6,164,113               14.35
5.001% - 5.250%                       5          2,992,568                6.97
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 5.250%
Weighted Average: 3.933%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Net Rate                            Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 2.000%                             3        $ 2,761,690                6.43
2.001% - 2.250%                       1          1,000,000                2.33
2.251% - 2.500%                       2          1,089,950                2.54
2.501% - 2.750%                       4          1,316,690                3.07
2.751% - 3.000%                      18          7,231,298               16.84
3.001% - 3.250%                      11          3,129,720                7.29
3.251% - 3.500%                      11          4,051,470                9.43
3.501% - 3.750%                      11          4,367,162               10.17
3.751% - 4.000%                       7          3,972,249                9.25
4.001% - 4.250%                       6          2,485,850                5.79
4.251% - 4.500%                      11          7,927,713               18.46
4.501% - 4.750%                       2            615,000                1.43
4.751% - 5.000%                       5          2,992,568                6.97
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 4.875%
Weighted Average: 3.551%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Index                               Loans         Balance               Balance
--------------------------------------------------------------------------------
6 Month Libor                        92        $42,941,360              100.00
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Months to Roll                      Loans         Balance               Balance
--------------------------------------------------------------------------------
                1                    18        $11,483,679               26.74
                2                    28         11,253,667               26.21
                3                    25          9,161,804               21.34
                4                    17          8,645,239               20.13
                5                     1            371,106                0.86
                6                     3          2,025,865                4.72
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-06-01
Minimum: 1
Maximum: 6
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 1 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 1
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Gross Margin                        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 2.000%                            18        $ 9,978,538               23.24
2.001% - 2.250%                      12          4,603,175               10.72
2.251% - 2.500%                      14          4,039,175                9.41
2.501% - 2.750%                      22          8,714,293               20.29
2.751% - 3.000%                       4          2,959,706                6.89
3.001% - 3.250%                       7          3,762,545                8.76
3.251% - 3.500%                       4          1,757,578                4.09
3.501% - 3.750%                       8          5,271,786               12.28
3.751% - 4.000%                       3          1,854,565                4.32
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 4.000%
Weighted Average: 2.620%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
First Rate Cap                      Loans         Balance               Balance
--------------------------------------------------------------------------------
1.000%                               30        $10,588,069               24.66
2.000%                                1            242,693                0.57
6.000%                               59         31,150,834               72.54
8.125%                                1            159,764                0.37
8.750%                                1            800,000                1.86
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 8.750%
Weighted Average: 4.804%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Periodic Rate Cap                   Loans         Balance               Balance
--------------------------------------------------------------------------------
0.000%                                1        $   800,000                1.86
1.000%                               37         12,608,681               29.36
6.000%                               54         29,532,679               68.77
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.504%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Maximum Rate                        Loans         Balance               Balance
--------------------------------------------------------------------------------
7.751% - 8.000%                       3        $ 2,761,690                6.43
8.751% - 9.000%                       1            213,290                0.50
9.001% - 9.250%                       2            332,000                0.77
9.251% - 9.500%                       6          1,460,220                3.40
9.501% - 9.750%                       5          1,498,837                3.49
9.751% - 10.000%                      2            425,268                0.99
10.001% - 10.250%                     3            669,500                1.56
10.251% - 10.500%                     4          1,901,621                4.43
10.501% - 10.750%                     2          1,452,000                3.38
10.751% - 11.000%                     9          4,431,633               10.32
11.001% - 11.250%                     1            880,000                2.05
11.751% - 12.000%                    53         26,543,301               61.81
16.751% - 17.000%                     1            372,000                0.87
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum:  8.000%
Maximum: 16.875%
Weighted Average: 11.294%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
FICO Scores                         Loans         Balance               Balance
--------------------------------------------------------------------------------
621 - 640                             6        $ 3,428,423                7.98
641 - 660                             2            868,330                2.02
661 - 680                             8          3,993,568                9.30
681 - 700                            12          7,132,293               16.61
701 - 720                            11          4,969,219               11.57
721 - 740                            16          6,068,388               14.13
741 - 760                            20          9,066,748               21.11
761 - 780                            12          5,133,380               11.95
781 - 800                             4          2,121,012                4.94
801 - 820                             1            160,000                0.37
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 623
Maximum: 816
Weighted Average: 719
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 2 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 1
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Original Loan To Value Ratio        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 50.00%                             5        $ 2,483,413                5.78
55.01% - 60.00%                       7          3,266,454                7.61
60.01% - 65.00%                      13          7,206,399               16.78
65.01% - 70.00%                       6          5,118,325               11.92
70.01% - 75.00%                      11          5,926,284               13.80
75.01% - 80.00%                      42         17,076,658               39.77
80.01% - 85.00%                       3            867,315                2.02
85.01% - 90.00%                       2            595,800                1.39
90.01% - 95.00%                       3            400,713                0.93
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 37.04
Maximum: 95.00
Weighted Average: 71.32
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Combined Loan To Value Ratio        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 50.00%                             4        $ 1,483,413                3.45
55.01% - 60.00%                       7          4,106,690                9.56
60.01% - 65.00%                      10          4,518,818               10.52
65.01% - 70.00%                       4          3,535,000                8.23
70.01% - 75.00%                      10          6,129,500               14.27
75.01% - 80.00%                      24         10,147,617               23.63
80.01% - 85.00%                       2            427,365                1.00
85.01% - 90.00%                      20          9,495,262               22.11
90.01% - 95.00%                       7          1,768,428                4.12
95.01% - 100.00%                      4          1,329,268                3.10
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum: 39.65
Maximum: 100.00
Weighted Average: 76.18
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Amortization                        Loans         Balance               Balance
--------------------------------------------------------------------------------
Interest Only                        74        $34,389,450               80.08
Fully Amortizing                     18          8,551,910               19.92
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Top 5 States                        Loans         Balance               Balance
--------------------------------------------------------------------------------
California                           25        $16,428,740               38.26
Virginia                             18          7,667,616               17.86
Florida                               9          4,951,506               11.53
Georgia                              12          2,830,630                6.59
New Jersey                            3          2,761,690                6.43
Other                                25          8,301,178               19.33
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Prepay Original Term                Loans         Balance               Balance
--------------------------------------------------------------------------------
 0                                   60        $22,405,563               52.18
 6                                   15         10,579,029               24.64
12                                    4          3,295,530                7.67
24                                    1            880,000                2.05
36                                    2          1,159,764                2.70
60                                   10          4,621,474               10.76
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Document Type                       Loans         Balance               Balance
--------------------------------------------------------------------------------
Full                                 50        $22,726,881               52.93
Limited                               1            330,000                0.77
No Doc                                4          1,998,316                4.65
No Ratio                              2          2,047,000                4.77
Reduced                              27         11,628,053               27.08
Stated Doc                            8          4,211,111                9.81
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Loan Purpose                        Loans         Balance               Balance
--------------------------------------------------------------------------------
Purchase                             36        $16,783,665               39.09
Cash Out Refinance                   36         18,915,751               44.05
Rate/Term Refinance                  20          7,241,944               16.86
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 3 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 1
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Owner Occupancy Status              Loans         Balance               Balance
--------------------------------------------------------------------------------
Investor                             20        $ 7,159,443               16.67
Primary                              69         34,826,203               81.10
Secondary                             3            955,714                2.23
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Property Type                       Loans         Balance               Balance
--------------------------------------------------------------------------------
Condominium                           8        $ 3,621,583                8.43
Single Family                        75         34,372,278               80.04
Two- to Four Family                   9          4,947,500               11.52
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Stated Remaining Term to Maturity   Loans         Balance               Balance
--------------------------------------------------------------------------------
352                                   1        $   628,330                1.46
353                                   1            371,106                0.86
354                                   3          2,025,865                4.72
355                                  16         10,868,679               25.31
356                                  30         11,868,667               27.64
357                                  25          9,161,804               21.34
358                                  16          8,016,909               18.67
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------
Minimum:         352
Maximum:         358
Weighted Average: 356
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Servicer                            Loans         Balance               Balance
--------------------------------------------------------------------------------
Cenlar                                3        $   671,940                1.56
GMAC Mortgage                        89         42,269,421               98.44
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Originator                         Loans         Balance               Balance
--------------------------------------------------------------------------------
Mortgage Store                        1        $ 1,000,000                2.33
Nexstar                               3            671,940                1.56
UBS Conduit                          88         41,269,421               96.11
--------------------------------------------------------------------------------
Total:                               92        $42,941,360              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 4 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 2
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Current Balance                     Loans         Balance               Balance
--------------------------------------------------------------------------------
<= $333,700.00                       57        $ 9,968,710               12.62
$333,700.01 - $450,000.00            61         24,015,219               30.40
$450,000.01 - $650,000.00            48         26,441,579               33.48
$650,000.01 - $850,000.00            10          7,420,604                9.39
$850,000.01 - $1,050,000.00           8          7,544,939                9.55
$1,050,000.01 - $1,250,000.00         2          2,343,750                2.97
$1,250,000.01 - $1,450,000.00         1          1,251,250                1.58
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: $32,550.00
Maximum: $1,251,250.00
Average: $422,385.30
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Current Gross Rate                  Loans         Balance               Balance
--------------------------------------------------------------------------------
3.001% - 3.250%                       2        $   714,347                0.90
3.251% - 3.500%                      13          6,350,669                8.04
3.501% - 3.750%                      28         16,288,694               20.62
3.751% - 4.000%                      30         14,139,272               17.90
4.001% - 4.250%                      37         16,882,681               21.37
4.251% - 4.500%                      16          5,950,820                7.53
4.501% - 4.750%                      13          4,925,609                6.24
4.751% - 5.000%                      20          6,360,269                8.05
5.001% - 5.250%                      19          5,788,940                7.33
5.251% - 5.500%                       9          1,584,750                2.01
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 5.375%
Weighted Average: 4.185%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Net Rate                            Loans         Balance               Balance
--------------------------------------------------------------------------------
2.751% - 3.000%                       2        $   714,347                0.90
3.001% - 3.250%                      13          6,350,669                8.04
3.251% - 3.500%                      30         18,099,944               22.92
3.501% - 3.750%                      29         13,027,035               16.49
3.751% - 4.000%                      39         17,413,357               22.05
4.001% - 4.250%                      17          5,480,280                6.94
4.251% - 4.500%                      16          7,258,927                9.19
4.501% - 4.750%                      16          4,590,640                5.81
4.751% - 5.000%                      16          4,466,100                5.65
5.001% - 5.250%                       9          1,584,750                2.01
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 5.125%
Weighted Average: 3.906%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Index                               Loans         Balance               Balance
--------------------------------------------------------------------------------
1 Year CMT                           11        $ 5,050,292                6.39
1 Year Libor                         85         41,466,226               52.50
6 Month Libor                        91         32,469,532               41.11
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Months to Roll                      Loans         Balance               Balance
--------------------------------------------------------------------------------
16                                    1        $   370,000                0.47
27                                    1            991,692                1.26
30                                    3          2,120,209                2.68
32                                    1             32,550                0.04
33                                    1            500,000                0.63
34                                  107         50,087,305               63.41
35                                   55         19,674,445               24.91
36                                   18          5,209,850                6.60
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-06-01
Minimum: 16
Maximum: 36
Weighted Average: 34
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 1 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 2
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Gross Margin                        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 2.000%                             6        $ 2,459,014                3.11
2.001% - 2.250%                     109         52,569,919               66.56
2.501% - 2.750%                      64         21,484,078               27.20
2.751% - 3.000%                       1            263,000                0.33
3.001% - 3.250%                       7          2,210,040                2.80
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.404%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
First Rate Cap                      Loans         Balance               Balance
--------------------------------------------------------------------------------
1.000%                                2        $   492,690                0.62
2.000%                               96         46,516,519               58.89
3.000%                               21          9,220,916               11.67
5.000%                               64         21,222,826               26.87
6.000%                                4          1,533,100                1.94
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.994%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Periodic Rate Cap                   Loans         Balance               Balance
--------------------------------------------------------------------------------
1.000%                               87        $30,936,432               39.17
2.000%                              100         48,049,619               60.83
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.608%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Maximum Rate                        Loans         Balance               Balance
--------------------------------------------------------------------------------
8.501% - 8.750%                       1        $   479,160                0.61
8.751% - 9.000%                       1            157,384                0.20
9.001% - 9.250%                       2            714,347                0.90
9.251% - 9.500%                      13          6,350,669                8.04
9.501% - 9.750%                      28         15,974,084               20.22
9.751% - 10.000%                     31         14,194,856               17.97
10.001% - 10.250%                    38         17,529,121               22.19
10.251% - 10.500%                    16          5,950,820                7.53
10.501% - 10.750%                    12          4,761,059                6.03
10.751% - 11.000%                    18          6,147,300                7.78
11.001% - 11.250%                    18          5,142,500                6.51
11.251% - 11.500%                     9          1,584,750                2.01
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum:  8.750%
Maximum: 11.375%
Weighted Average: 10.164%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
FICO Scores                         Loans         Balance               Balance
--------------------------------------------------------------------------------
Not Available 0                       1           $370,000                0.47
621 - 640                             3            947,418                1.20
641 - 660                            10          3,559,075                4.51
661 - 680                            12          4,705,969                5.96
681 - 700                            27         11,163,905               14.13
701 - 720                            24         10,225,592               12.95
721 - 740                            23          8,773,307               11.11
741 - 760                            36         14,503,289               18.36
761 - 780                            30         15,184,050               19.22
781 - 800                            18          8,397,930               10.63
801 - 820                             3          1,155,515                1.46
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 625
Maximum: 809
Weighted Average: 732
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 2 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 2
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Original Loan to Value Ratio        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 50.00%                            13        $ 7,619,188                9.65
50.01% - 55.00%                       7          3,893,347                4.93
55.01% - 60.00%                      11          4,374,395                5.54
60.01% - 65.00%                       9          4,728,706                5.99
65.01% - 70.00%                      21         10,591,783               13.41
70.01% - 75.00%                      26         11,525,533               14.59
75.01% - 80.00%                      91         33,847,992               42.85
85.01% - 90.00%                       8          2,147,507                2.72
90.01% - 95.00%                       1            257,600                0.33
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 15.71
Maximum: 95.00
Weighted Average: 70.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Combined Loan To Value Ratio        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 50.00%                            10         $6,056,838                7.67
50.01% - 55.00%                       5          3,329,597                4.22
55.01% - 60.00%                       9          4,048,380                5.13
60.01% - 65.00%                       8          4,489,274                5.68
65.01% - 70.00%                      14          6,872,987                8.70
70.01% - 75.00%                      19          8,175,594               10.35
75.01% - 80.00%                      43         18,853,067               23.87
80.01% - 85.00%                       5          2,343,803                2.97
85.01% - 90.00%                      39         15,485,447               19.61
90.01% - 95.00%                      26          7,846,612                9.93
95.01% - 100.00%                      9          1,484,453                1.88
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 15.95
Maximum: 100.00
Weighted Average: 75.29
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Amortization                        Loans         Balance               Balance
--------------------------------------------------------------------------------
Interest Only                       117        $44,390,262               56.20
Fully Amortizing                     70         34,595,788               43.80
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Top 5 States                        Loans         Balance               Balance
--------------------------------------------------------------------------------
California                          102        $47,569,367               60.23
Virginia                             11          4,190,150                5.30
Illinois                             10          3,879,469                4.91
Nevada                                7          3,415,700                4.32
Arizona                               7          3,172,074                4.02
Other                                50         16,759,291               21.22
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Prepay Original Term                Loans         Balance               Balance
--------------------------------------------------------------------------------
 0                                  166        $73,084,632               92.53
12                                    2            539,100                0.68
24                                    1            484,000                0.61
36                                   14          3,523,509                4.46
60                                    4          1,354,810                1.72
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Document Type                       Loans         Balance               Balance
--------------------------------------------------------------------------------
Alternate                            20        $ 8,431,252               10.67
Full                                122         50,872,877               64.41
Limited                               9          2,954,341                3.74
Reduced                              27         11,544,733               14.62
Streamline                            9          5,182,848                6.56
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Loan Purpose                        Loans         Balance               Balance
--------------------------------------------------------------------------------
Purchase                             72        $27,283,589               34.54
Cash Out Refinance                   47         20,880,259               26.44
Rate/Term Refinance                  68         30,822,203               39.02
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 3 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 2
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Owner Occupancy Status              Loans         Balance               Balance
--------------------------------------------------------------------------------
Investor                             30        $ 6,014,050                7.61
Primary                             153         71,250,713               90.21
Secondary                             4          1,721,288                2.18
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Property Type                       Loans         Balance               Balance
--------------------------------------------------------------------------------
Condominium                          18        $ 6,310,511                7.99
PUD                                  41         17,528,732               22.19
Single Family                       124         52,720,308               66.75
Two- to Four Family                   4          2,426,500                3.07
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Stated Remaining Term to Maturity   Loans         Balance               Balance
--------------------------------------------------------------------------------
340                                   1        $   370,000                0.47
351                                   1            991,692                1.26
354                                   3          2,120,209                2.68
356                                   1             32,550                0.04
357                                   1            500,000                0.63
358                                 107         50,087,305               63.41
359                                  55         19,674,445               24.91
360                                  18          5,209,850                6.60
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------
Minimum: 340
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Servicer                            Loans         Balance               Balance
--------------------------------------------------------------------------------
Downey                               25        $12,190,286               15.43
GMAC Mortgage                        49         17,767,208               22.49
Greenpoint                           21          4,124,250                5.22
National City Mortgage               83         41,181,707               52.14
Wamu                                  9          3,722,600                4.71
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Originator                          Loans         Balance               Balance
--------------------------------------------------------------------------------
Alliance Bancorp                      6        $ 2,129,750                2.70
Greenpoint Mortgage Corporation      38          8,386,100               10.62
Market Street                         6          1,606,063                2.03
Nat City Mortgage                    83         41,181,707               52.14
Plaza Home Mortgage                   2            520,212                0.66
Prism Mortgage/RBC Mortgage           9          3,722,600                4.71
UBS Conduit                          43         21,439,619               27.14
--------------------------------------------------------------------------------
Total:                              187        $78,986,051              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 4 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 3
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Current Balance                     Loans         Balance               Balance
--------------------------------------------------------------------------------
<= $333,700.00                       58        $12,599,146               27.70
$333,700.01 - $450,000.00            17          6,770,000               14.88
$450,000.01 - $650,000.00            20         10,949,946               24.07
$650,000.01 - $850,000.00             9          6,888,778               15.14
$850,000.01 - $1,050,000.00           5          4,710,286               10.35
$1,050,000.01 - $1,250,000.00         2          2,240,000                4.92
$1,250,000.01 - $1,450,000.00         1          1,330,000                2.92
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: $39,900.00
Maximum: $1,330,000.00
Average: $406,144.25
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Current Gross Rate                  Loans         Balance               Balance
--------------------------------------------------------------------------------
3.501% - 3.750%                       2        $   682,150                1.50
3.751% - 4.000%                       3          1,130,400                2.49
4.001% - 4.250%                      10          3,540,378                7.78
4.251% - 4.500%                       7          3,223,094                7.09
4.501% - 4.750%                      16          7,288,279               16.02
4.751% - 5.000%                      18          7,102,786               15.61
5.001% - 5.250%                      36         14,588,519               32.07
5.251% - 5.500%                      20          7,932,550               17.44
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 5.375%
Weighted Average: 4.913%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Net Rate                            Loans         Balance               Balance
--------------------------------------------------------------------------------
3.001% - 3.250%                       1        $   348,450                0.77
3.251% - 3.500%                       4          1,464,100                3.22
3.501% - 3.750%                       3          1,287,524                2.83
3.751% - 4.000%                      10          3,241,855                7.13
4.001% - 4.250%                      12          6,575,494               14.46
4.251% - 4.500%                      11          4,612,264               10.14
4.501% - 4.750%                      18          7,283,828               16.01
4.751% - 5.000%                      35         14,179,591               31.17
5.001% - 5.250%                      18          6,495,050               14.28
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 5.125%
Weighted Average: 4.596%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Index                               Loans         Balance               Balance
--------------------------------------------------------------------------------
1 Year CMT                           15        $ 7,462,900               16.41
1 Year Libor                         10          3,076,293                6.76
6 Month Libor                        87         34,948,963               76.83
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Months to Roll                      Loans         Balance               Balance
--------------------------------------------------------------------------------
25                                    1        $   552,000                1.21
34                                   18         11,167,951               24.55
35                                   76         27,632,155               60.75
36                                   17          6,136,050               13.49
--------------------------------------------------------------------------------
Total:                               112       $45,488,156              100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-06-01
Minimum: 25
Maximum: 36
Weighted Average: 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 1 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 3
================================================================================

--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Gross Margin                        Loans         Balance               Balance
--------------------------------------------------------------------------------
2.001% - 2.250%                      39        $16,994,696               37.36
2.251% - 2.500%                       1            160,200                0.35
2.501% - 2.750%                      64         22,985,600               50.53
3.001% - 3.250%                       8          5,347,660               11.76
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.250%
Weighted Average: 2.621%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
First Rate Cap                      Loans         Balance               Balance
--------------------------------------------------------------------------------
2.000%                               25        $10,539,193               23.17
3.000%                               11          3,485,253                7.66
5.000%                               74         30,072,710               66.11
6.000%                                2          1,391,000                3.06
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.182%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Periodic Rate Cap                   Loans         Balance               Balance
--------------------------------------------------------------------------------
1.000%                               86        $33,825,813               74.36
2.000%                               26         11,662,343               25.64
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.256%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Maximum Rate                        Loans         Balance               Balance
--------------------------------------------------------------------------------
9.001% - 9.250%                       2        $   716,064                1.57
9.251% - 9.500%                       1            649,144                1.43
9.501% - 9.750%                       3          1,430,150                3.14
9.751% - 10.000%                      5          2,977,536                6.55
10.001% - 10.250%                    13          6,111,280               13.43
10.251% - 10.500%                     7          3,211,450                7.06
10.501% - 10.750%                    15          6,540,279               14.38
10.751% - 11.000%                    16          5,255,650               11.55
11.001% - 11.250%                    31         11,301,553               24.85
11.251% - 11.500%                    19          7,295,050               16.04
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 9.250%
Maximum: 1.375%
Weighted Average: 10.740%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
FICO Scores                         Loans         Balance               Balance
--------------------------------------------------------------------------------
621 - 640                             3        $   636,200                1.40
641 - 660                            10          3,774,580                8.30
661 - 680                            13          5,384,000               11.84
681 - 700                            22         10,211,302               22.45
701 - 720                            16          8,457,207               18.59
721 - 740                            22          7,930,943               17.44
741 - 760                             9          3,003,650                6.60
761 - 780                            12          4,272,874                9.39
781 - 800                             4          1,385,400                3.05
801 - 820                             1            432,000                0.95
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 629
Maximum: 805
Weighted Average: 711
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 2 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 3
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Original Loan to Value Ratio        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 50.00%                             4        $ 2,689,144                5.91
50.01% - 55.00%                       1            248,000                0.55
55.01% - 60.00%                       6          2,024,400                4.45
60.01% - 65.00%                       7          2,942,564                6.47
65.01% - 70.00%                       6          4,002,526                8.80
70.01% - 75.00%                      16          8,635,878               18.98
75.01% - 80.00%                      70         24,674,443               54.24
85.01% - 90.00%                       2            271,200                0.60
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 37.93
Maximum: 90.00
Weighted Average: 73.53
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Combined Loan To Value Ratio        Loans         Balance               Balance
--------------------------------------------------------------------------------
<= 50.00%                             4        $ 2,689,144                5.91
55.01% - 60.00%                       6          2,024,400                4.45
60.01% - 65.00%                       4          1,374,564                3.02
65.01% - 70.00%                       2            963,000                2.12
70.01% - 75.00%                      12          6,047,128               13.29
75.01% - 80.00%                      37         13,920,502               30.60
80.01% - 85.00%                       2            493,000                1.08
85.01% - 90.00%                      34         13,924,617               30.61
90.01% - 95.00%                       7          2,720,600                5.98
95.01% - 100.00%                      4          1,331,200                2.93
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum: 37.93
Maximum: 100.00
Weighted Average: 79.67
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Amortization                        Loans         Balance               Balance
--------------------------------------------------------------------------------
Interest Only                        94        $37,100,943               81.56
Fully Amortizing                     18          8,387,213               18.44
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Top 5 States                        Loans         Balance               Balance
--------------------------------------------------------------------------------
California                           54        $25,911,157               56.96
Illinois                              4          2,151,200                4.73
Florida                               3          1,686,300                3.71
Texas                                 4          1,580,500                3.47
New Jersey                            3          1,491,200                3.28
Other                                44         12,667,799               27.85
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Prepay Original Term                Loans         Balance               Balance
--------------------------------------------------------------------------------
 0                                   78        $29,497,337               64.85
 6                                    3          2,348,778                5.16
12                                    2          1,442,250                3.17
24                                    1            240,000                0.53
36                                   25         10,712,791               23.55
60                                    3          1,247,000                2.74
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Document Type                       Loans         Balance               Balance
--------------------------------------------------------------------------------
No Doc                                4        $ 1,087,044                2.39
No Ratio                              8          2,335,553                5.13
Reduced                              71         28,452,745               62.55
Stated Doc                           29         13,612,814               29.93
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Loan Purpose                        Loans         Balance               Balance
--------------------------------------------------------------------------------
Purchase                             58        $23,760,658               52.23
Cash Out Refinance                   30         13,382,608               29.42
Rate/Term Refinance                  24          8,344,890               18.35
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 3 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 3
================================================================================


--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Owner Occupancy Status              Loans         Balance               Balance
--------------------------------------------------------------------------------
Investor                             28        $ 6,866,867               15.10
Primary                              78         36,353,239               79.92
Secondary                             6          2,268,050                4.99
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Property Type                       Loans         Balance               Balance
--------------------------------------------------------------------------------
Condominium                          13        $ 2,898,950                6.37
PUD                                  16          7,077,990               15.56
Single Family                        77         32,450,237               71.34
Two- to Four Family                   6          3,060,978                6.73
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Stated Remaining Term to Maturity   Loans         Balance               Balance
--------------------------------------------------------------------------------
349                                   1        $   552,000                1.21
358                                  18         11,167,951               24.55
359                                  76         27,632,155               60.75
360                                  17          6,136,050               13.49
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------
Minimum:  349
Maximum:  360
Weighted Average: 359
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Servicer                            Loans         Balance               Balance
--------------------------------------------------------------------------------
GMAC Mortgage                        71        $29,434,516               64.71
Greenpoint                           25          8,283,550               18.21
National City Mortgage                1            307,190                0.68
Wamu                                 15          7,462,900               16.41
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         % of
                                    # of         Aggregate             Aggregate
Originator                          Loans         Balance               Balance
--------------------------------------------------------------------------------
Alliance Bancorp                      3        $ 1,646,200                3.62
Family Lending                        3          1,196,450                2.63
Greenpoint Mortgage Corporation      64         22,985,600               50.53
Nat City Mortgage                     1            307,190                0.68
Plaza Home Mortgage                   6          1,572,652                3.46
Prism Mortgage/RBC Mortgage          15          7,462,900               16.41
Provident Bank                        1            160,200                0.35
UBS Conduit                          19         10,156,963               22.33
--------------------------------------------------------------------------------
Total:                              112        $45,488,156              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 4 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 4
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Current Balance                      Loans             Balance           Balance
--------------------------------------------------------------------------------
<= $333,700.00                         162         $32,656,437             12.41
$333,700.01 - $450,000.00              186          72,554,089             27.57
$450,000.01 - $650,000.00              181          98,923,738             37.59
$650,000.01 - $850,000.00               34          24,812,248              9.43
$850,000.01 - $1,050,000.00             21          20,135,014              7.65
$1,050,000.01 - $1,250,000.00            4           4,541,000              1.73
$1,250,000.01 - $1,450,000.00            2           2,655,000              1.01
$1,450,000.01 - $1,650,000.00            2           3,000,000              1.14
$1,850,000.01 - $2,050,000.00            2           3,917,500              1.49
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: $35,000.00
Maximum: $2,000,000.00
Average: $443,089.27



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Current Gross Rate                   Loans             Balance           Balance
--------------------------------------------------------------------------------
3.001% - 3.250%                          1            $400,000              0.15
3.251% - 3.500%                          1             400,000              0.15
3.501% - 3.750%                          6           2,225,661              0.85
3.751% - 4.000%                         27          14,543,223              5.53
4.001% - 4.250%                         91          44,980,566             17.09
4.251% - 4.500%                        154          73,757,922             28.02
4.501% - 4.750%                        151          69,305,618             26.33
4.751% - 5.000%                         77          31,465,776             11.96
5.001% - 5.250%                         31          12,724,926              4.83
5.251% - 5.500%                         42          10,595,242              4.03
5.501% - 5.750%                         13           2,796,090              1.06
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 5.625%
Weighted Average: 4.583%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Net Rate                             Loans             Balance           Balance
--------------------------------------------------------------------------------
2.751% - 3.000%                          1            $400,000              0.15
3.001% - 3.250%                          4           1,614,003              0.61
3.251% - 3.500%                          9           3,875,490              1.47
3.501% - 3.750%                         48          25,938,667              9.86
3.751% - 4.000%                        104          49,463,362             18.79
4.001% - 4.250%                        199          93,015,086             35.34
4.251% - 4.500%                        103          47,958,109             18.22
4.501% - 4.750%                         50          18,981,443              7.21
4.751% - 5.000%                         32          10,814,084              4.11
5.001% - 5.250%                         36           9,438,232              3.59
5.251% - 5.500%                          8           1,696,550              0.64
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 2.875%
Maximum: 5.375%
Weighted Average: 4.197%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Index                                Loans             Balance           Balance
--------------------------------------------------------------------------------
1 Year CMT                             287         $145,110,21             55.13
1 Year Libor                           149          67,016,438             25.46
6 Month Libor                          158          51,068,369             19.40
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 1 of 5

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 4
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Months to Roll                       Loans             Balance           Balance
--------------------------------------------------------------------------------
51                                       1            $550,400              0.21
52                                       1             412,000              0.16
53                                       1           1,280,000              0.49
54                                       1             395,000              0.15
55                                       2           1,841,050              0.70
56                                       4           3,177,000              1.21
57                                      10           3,288,637              1.25
58                                     213          87,597,079             33.28
59                                     330         151,150,560             57.43
60                                      31          13,503,300              5.13
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-06-01
Minimum:    51
Maximum:    60
Weighted Average: 59



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Gross Margin                         Loans             Balance           Balance
--------------------------------------------------------------------------------
<= 2.000%                               12          $6,300,234              2.39
2.001% - 2.250%                        443         196,102,375             74.51
2.251% - 2.500%                          3             618,700              0.24
2.501% - 2.750%                        130          56,497,217             21.47
2.751% - 3.000%                          5           2,984,500              1.13
3.001% - 3.250%                          1             692,000              0.26
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.359%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
First Rate Cap                       Loans             Balance           Balance
--------------------------------------------------------------------------------
1.000%                                   2          $1,068,115              0.41
2.000%                                   2             624,000              0.24
3.000%                                   4           2,196,500              0.83
5.000%                                 574         254,906,093             96.85
6.000%                                  12           4,400,318              1.67
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.977%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Periodic Rate Cap                    Loans             Balance           Balance
--------------------------------------------------------------------------------
1.000%                                 148         $47,475,269             18.04
2.000%                                 446         215,719,757             81.96
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.820%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Jun 3, 2004 17:25                     Page 2 of 5

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 4
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Maximum Rate                         Loans             Balance           Balance
--------------------------------------------------------------------------------
8.001% - 8.250%                          1            $400,000              0.15
8.251% - 8.500%                          1             400,000              0.15
8.501% - 8.750%                          6           2,225,661              0.85
8.751% - 9.000%                         26          14,093,223              5.35
9.001% - 9.250%                         89          44,183,672             16.79
9.251% - 9.500%                        148          70,773,842             26.89
9.501% - 9.750%                        134          61,975,088             23.55
9.751% - 10.000%                        70          29,110,456             11.06
10.001% - 10.250%                       28          11,536,520              4.38
10.251% - 10.500%                       42          10,812,308              4.11
10.501% - 10.750%                       30          10,126,619              3.85
10.751% - 11.000%                        8           2,805,320              1.07
11.001% - 11.250%                        5           1,985,300              0.75
11.251% - 11.500%                        6           2,767,015              1.05
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 8.250%
Maximum: 11.500%
Weighted Average: 9.655%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
FICO Scores                          Loans             Balance           Balance
--------------------------------------------------------------------------------
621 - 640                                9          $3,380,865              1.28
641 - 660                               24           7,916,899              3.01
661 - 680                               52          18,063,376              6.86
681 - 700                               93          40,987,515             15.57
701 - 720                               71          33,070,231             12.56
721 - 740                               90          41,087,427             15.61
741 - 760                               99          46,136,215             17.53
761 - 780                              112          53,860,076             20.46
781 - 800                               37          16,118,909              6.12
801 - 820                                7           2,573,512              0.98
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 621
Maximum: 810
Weighted Average: 730



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Original Loan To Value Ratio         Loans             Balance           Balance
--------------------------------------------------------------------------------
<= 50.00%                               43         $25,873,085              9.83
50.01% - 55.00%                         22           9,343,313              3.55
55.01% - 60.00%                         31          17,375,410              6.60
60.01% - 65.00%                         41          23,553,040              8.95
65.01% - 70.00%                         66          28,726,970             10.91
70.01% - 75.00%                         68          35,748,598             13.58
75.01% - 80.00%                        284         113,575,503             43.15
80.01% - 85.00%                          3           1,264,850              0.48
85.01% - 90.00%                         21           4,606,340              1.75
90.01% - 95.00%                         12           2,550,917              0.97
95.01% - 100.00%                         3             577,000              0.22
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 17.83
Maximum: 100.00
Weighted Average:70.00



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Combined Loan To Value Ratio         Loans             Balance           Balance
--------------------------------------------------------------------------------
<= 50.00%                               33         $20,503,958              7.79
50.01% - 55.00%                         20           8,288,850              3.15
55.01% - 60.00%                         28          16,878,392              6.41
60.01% - 65.00%                         35          19,237,411              7.31
65.01% - 70.00%                         51          22,113,274              8.40
70.01% - 75.00%                         66          34,667,978             13.17
75.01% - 80.00%                        160          68,690,065             26.10
80.01% - 85.00%                         16           7,626,511              2.90
85.01% - 90.00%                        114          44,443,998             16.89
90.01% - 95.00%                         51          16,910,633              6.43
95.01% - 100.00%                        17           3,256,956              1.24
greater than 100.01%                     3             577,000              0.22
--------------------------------------------------------------------------------
Total:                                 594         $263,195,02            100.00
--------------------------------------------------------------------------------
Minimum: 21.15
Maximum: 27,027.00
Weighted Average:119.75


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Jun 3, 2004 17:25                     Page 3 of 5

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 4
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Amortization                         Loans             Balance           Balance
--------------------------------------------------------------------------------
Interest Only                          402        $175,825,917             66.80
Fully Amortizing                       192          87,369,108             33.20
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Top 5 States                         Loans             Balance           Balance
--------------------------------------------------------------------------------
California                             280        $134,737,122             51.19
Colorado                                49          24,288,932              9.23
Florida                                 47          14,107,953              5.36
Illinois                                32          13,694,744              5.20
Arizona                                 29          12,960,234              4.92
Other                                  157          63,406,042             24.09
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Prepay Original Term                 Loans             Balance           Balance
--------------------------------------------------------------------------------
0                                      541        $247,958,375             94.21
12                                       1             600,000              0.23
24                                       2             616,400              0.23
36                                       5             973,000              0.37
60                                      45          13,047,250              4.96
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Document Type                        Loans             Balance           Balance
--------------------------------------------------------------------------------
Alternate                                9          $3,363,229              1.28
Full                                   332         152,249,802             57.85
Limited                                 55          23,788,125              9.04
No Doc                                  18           6,233,029              2.37
No Ratio                                 7           1,905,824              0.72
Reduced                                 55          18,974,773              7.21
Stated Doc                             118          56,680,244             21.54
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Loan Purpose                         Loans             Balance           Balance
--------------------------------------------------------------------------------
Construction to Perm                     1            $342,000              0.13
Purchase                               215          84,484,495             32.10
Cash Out Refinance                     195          91,314,288             34.69
Rate/Term Refinance                    183          87,054,243             33.08
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Owner Occupancy Status               Loans             Balance           Balance
--------------------------------------------------------------------------------
Investor                                38          $8,882,610              3.37
Primary                                545         249,992,465             94.98
Secondary                               11           4,319,951              1.64
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Property Type                        Loans             Balance           Balance
--------------------------------------------------------------------------------
Coop                                     4          $2,143,500              0.81
Condominium                             43          14,090,500              5.35
PUD                                    158          70,520,604             26.79
Single Family                          379         171,262,459             65.07
Two- to Four Family                     10           5,177,962              1.97
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 4 of 5

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 4
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Stated Remaining Term to Maturity    Loans             Balance           Balance
--------------------------------------------------------------------------------
351                                      1            $550,400              0.21
352                                      1             412,000              0.16
353                                      1           1,280,000              0.49
354                                      1             395,000              0.15
355                                      2           1,841,050              0.70
356                                      4           3,177,000              1.21
357                                     10           3,288,637              1.25
358                                    213          87,597,079             33.28
359                                    330         151,150,560             57.43
360                                     31          13,503,300              5.13
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 359



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Servicer                             Loans             Balance           Balance
--------------------------------------------------------------------------------
Downey                                  27         $11,649,425              4.43
GMAC Mortgage                          174          59,780,304             22.71
Greenpoint                              22           5,545,050              2.11
National City Mortgage                   7           4,200,350              1.60
Provident                               97          47,656,356             18.11
Wamu                                   267         134,363,541             51.05
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Originator                           Loans             Balance           Balance
--------------------------------------------------------------------------------
Alliance Bancorp                        18          $7,999,550              3.04
American Mortgage Network               21           9,589,400              3.64
Family Lending                          12           6,034,950              2.29
First Financial                          3             822,412              0.31
Flick                                    1             103,500              0.04
Greenpoint Mortgage Corporation         29           7,576,250              2.88
Market Street                           60          13,618,163              5.17
Nat City Mortgage                        7           4,200,350              1.60
Pacific Republic Mortgage Corp          13           4,272,447              1.62
Plaza Home Mortgage                     14           3,679,359              1.40
Primary Capital                          1              80,300              0.03
Prism Mortgage/RBC Mortgage            267         134,363,541             51.05
Provident Funding                       97          47,656,356             18.11
UBS Conduit                             51          23,198,449              8.81
--------------------------------------------------------------------------------
Total:                                 594        $263,195,026            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 5 of 5

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 5
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Current Balance                      Loans             Balance           Balance
--------------------------------------------------------------------------------
<= $333,700.00                          37          $7,620,776             30.40
$333,700.01 - $450,000.00               12           4,824,109             19.25
$450,000.01 - $650,000.00                9           4,957,620             19.78
$650,000.01 - $850,000.00                2           1,433,033              5.72
$850,000.01 - $1,050,000.00              4           3,757,000             14.99
$1,050,000.01 - $1,250,000.00            1           1,153,750              4.60
$1,250,000.01 - $1,450,000.00            1           1,320,000              5.27
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: $35,000.00
Maximum: $1,320,000.00
Average: $379,792.25



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Current Gross Rate                   Loans             Balance           Balance
--------------------------------------------------------------------------------
4.001% - 4.250%                          1            $123,829              0.49
4.251% - 4.500%                          7           2,753,811             10.99
4.501% - 4.750%                          8           4,221,983             16.84
4.751% - 5.000%                          7           2,369,959              9.45
5.001% - 5.250%                         11           4,550,900             18.16
5.251% - 5.500%                         25           8,353,857             33.33
5.501% - 5.750%                          7           2,691,950             10.74
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 5.625%
Weighted Average: 5.134%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Net Rate                             Loans             Balance           Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                          4          $1,699,329              6.78
4.001% - 4.250%                          8           3,220,011             12.85
4.251% - 4.500%                          5           2,630,283             10.49
4.501% - 4.750%                          8           2,393,659              9.55
4.751% - 5.000%                         13           5,715,510             22.80
5.001% - 5.250%                         25           8,577,647             34.22
5.251% - 5.500%                          3             829,850              3.31
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 5.375%
Weighted Average: 4.795%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Index                                Loans             Balance           Balance
--------------------------------------------------------------------------------
1 Year Libor                            16          $6,126,623             24.44
6 Month Libor                           50          18,939,666             75.56
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Months to Roll                       Loans             Balance           Balance
--------------------------------------------------------------------------------
57                                       2            $602,100              2.40
58                                       4           1,051,000              4.19
59                                      54          19,967,189             79.66
60                                       6           3,446,000             13.75
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-06-01
Minimum: 57
Maximum: 60
Weighted Average: 59


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 1 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 5
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Gross Margin                         Loans             Balance           Balance
--------------------------------------------------------------------------------
<= 2.000%                                1            $527,000              2.10
2.001% - 2.250%                         35          15,461,489             61.68
2.501% - 2.750%                         26           7,715,700             30.78
3.001% - 3.250%                          3             917,600              3.66
3.501% - 3.750%                          1             444,500              1.77
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 3.625%
Weighted Average: 2.460%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
First Rate Cap                       Loans             Balance           Balance
--------------------------------------------------------------------------------
3.000%                                   1            $444,500              1.77
5.000%                                  58          21,018,189             83.85
6.000%                                   7           3,603,600             14.38
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 6.000%
Weighted Average: 5.108%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Periodic Rate Cap                    Loans             Balance           Balance
--------------------------------------------------------------------------------
1.000%                                  45         $16,281,066             64.95
2.000%                                  21           8,785,223             35.05
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.350%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Maximum Rate                         Loans             Balance           Balance
--------------------------------------------------------------------------------
9.001% - 9.250%                          1            $123,829              0.49
9.251% - 9.500%                          6           2,583,811             10.31
9.501% - 9.750%                          8           4,221,983             16.84
9.751% - 10.000%                         6           1,842,959              7.35
10.001% - 10.250%                        8           1,969,900              7.86
10.251% - 10.500%                       25           8,355,857             33.34
10.501% - 10.750%                        5           2,089,850              8.34
10.751% - 11.000%                        1             527,000              2.10
11.001% - 11.250%                        3           2,581,000             10.30
11.251% - 11.500%                        1             168,000              0.67
11.501% - 11.750%                        2             602,100              2.40
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 9.250%
Maximum: 11.625%
Weighted Average: 10.295%



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
FICO Scores                          Loans             Balance           Balance
--------------------------------------------------------------------------------
621 - 640                                2            $383,600              1.53
641 - 660                                5           2,914,000             11.63
661 - 680                                8           2,770,247             11.05
681 - 700                                9           3,191,740             12.73
701 - 720                                9           3,532,811             14.09
721 - 740                               13           5,173,912             20.64
741 - 760                               11           3,921,559             15.64
761 - 780                                4           1,432,850              5.72
781 - 800                                3             815,970              3.26
801 - 820                                2             929,600              3.71
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 625
Maximum: 802
Weighted Average: 713


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Jun 3, 2004 17:25                     Page 2 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 5
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Original Loan To Value Ratio         Loans             Balance           Balance
--------------------------------------------------------------------------------
<= 50.00%                                6          $1,106,050              4.41
50.01% - 55.00%                          1             204,000              0.81
55.01% - 60.00%                          2           2,320,000              9.26
60.01% - 65.00%                          5           1,902,850              7.59
65.01% - 70.00%                         13           5,064,797             20.21
70.01% - 75.00%                          6           2,410,909              9.62
75.01% - 80.00%                         28          10,902,482             43.49
85.01% - 90.00%                          2             454,500              1.81
90.01% - 95.00%                          3             700,700              2.80
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 6.91
Maximum: 95.00
Weighted Average: 72.54



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Combined Loan To Value Ratio         Loans             Balance           Balance
--------------------------------------------------------------------------------
<= 50.00%                                5          $1,004,050              4.01
50.01% - 55.00%                          1             204,000              0.81
60.01% - 65.00%                          4           1,569,590              6.26
65.01% - 70.00%                         13           5,707,058             22.77
70.01% - 75.00%                          3           1,220,959              4.87
75.01% - 80.00%                         15           6,376,462             25.44
80.01% - 85.00%                          1             750,000              2.99
85.01% - 90.00%                         13           4,491,070             17.92
90.01% - 95.00%                          8           2,611,100             10.42
95.01% - 100.00%                         3           1,132,000              4.52
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 6.91
Maximum: 100.00
Weighted Average: 78.64



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Amortization                         Loans             Balance           Balance
--------------------------------------------------------------------------------
Interest Only                           55         $21,631,303             86.30
Fully Amortizing                        11           3,434,986             13.70
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Top 5 States                         Loans             Balance           Balance
--------------------------------------------------------------------------------
California                              41         $17,237,703             68.77
New York                                 5           1,640,100              6.54
Hawaii                                   1           1,320,000              5.27
Florida                                  3           1,044,067              4.17
Washington                               4             936,829              3.74
Other                                   12           2,887,590             11.52
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Prepay Original Term                 Loans             Balance           Balance
--------------------------------------------------------------------------------
0                                       45         $14,610,459             58.29
6                                        1             527,000              2.10
12                                       3           1,746,750              6.97
24                                       5           2,554,420             10.19
36                                       4           1,198,750              4.78
60                                       8           4,428,909             17.67
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Document Type                        Loans             Balance           Balance
--------------------------------------------------------------------------------
Limited                                  2            $457,090              1.82
No Doc                                  14           5,456,309             21.77
No Ratio                                 5           1,949,247              7.78
Reduced                                 32          12,196,220             48.66
Stated Doc                              13           5,007,423             19.98
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Loan Purpose                         Loans             Balance           Balance
--------------------------------------------------------------------------------
Purchase                                33         $12,679,553             50.58
Cash Out Refinance                      21           8,073,229             32.21
Rate/Term Refinance                     12           4,313,506             17.21
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Jun 3, 2004 17:25                     Page 3 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                 MARM04_6 and 5
================================================================================

--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Owner Occupancy Status               Loans             Balance           Balance
--------------------------------------------------------------------------------
Investor                                18          $5,511,247             21.99
Primary                                 47          18,955,122             75.62
Secondary                                1             599,920              2.39
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Property Type                        Loans             Balance           Balance
--------------------------------------------------------------------------------
Coop                                     1            $238,500              0.95
Condominium                              6           2,641,450             10.54
PUD                                      6           2,386,800              9.52
Single Family                           44          16,309,589             65.07
Two- to Four Family                      9           3,489,950             13.92
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Stated Remaining Term to Maturity    Loans             Balance           Balance
--------------------------------------------------------------------------------
357                                      2            $602,100              2.40
358                                      4           1,051,000              4.19
359                                     54          19,967,189             79.66
360                                      6           3,446,000             13.75
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------
Minimum: 357
Maximum: 360
Weighted Average: 359



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Servicer                             Loans             Balance           Balance
--------------------------------------------------------------------------------
GMAC Mortgage                           66         $25,066,289            100.00
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                      # of           Aggregate         Aggregate
Originator                           Loans             Balance           Balance
--------------------------------------------------------------------------------
Alliance Bancorp                         7          $3,890,500             15.52
Family Lending                           6           2,520,250             10.05
First Financial                          1             157,600              0.63
Greenpoint Mortgage Corporation         25           7,315,700             29.19
Loan Center Of California Inc            1             332,000              1.32
Plaza Home Mortgage                     10           3,606,373             14.39
Provident Bank                           1             400,000              1.60
UBS Conduit                             15           6,843,866             27.30
--------------------------------------------------------------------------------
Total:                                  66         $25,066,289            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                                Jun 3, 2004 17:25                    Page 4 of 4

                                MARM_04-6 -- 2A1

UBS Securities LLC      Whole Loan ARMs Trading: 212-713-2860

Balance  $70,000,000.00   Delay          24           WAC  4.185130   WAM   358
Coupon   3.905924         Dated          06/01/2004   NET  3.905924   WALA  2
Settle   06/30/2004       First Payment  07/25/2004

-------------------------------------------------------------------------------------
     Price                   1               2              3            Pricing
-------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield
-------------------------------------------------------------------------------------
               99-05+           4.196           4.216           4.229           4.238
               99-06+           4.182           4.201           4.213           4.222
               99-07+           4.168           4.186           4.197           4.206
               99-08+           4.154           4.171           4.182           4.189
               99-09+           4.140           4.156           4.166           4.173
               99-10+           4.126           4.141           4.150           4.157
               99-11+           4.112           4.125           4.134           4.140
               99-12+           4.098           4.110           4.118           4.124
               99-13+           4.084           4.095           4.103           4.108

Spread @ Center Price              87              99             106             111
                  WAL            2.42            2.23            2.13            2.06
             Mod Durn           2.248           2.080           1.983           1.919
     Principal Window   Jul04 - May07   Jul04 - May07   Jul04 - May07   Jul04 - May07

-------------------------------------------------------------------------------------
            LIBOR_6MO            1.66            1.66            1.66            1.66
            LIBOR_1YR         2.18625         2.18625         2.18625         2.18625
              CMT_1YR            1.92            1.92            1.92            1.92
-------------------------------------------------------------------------------------
               Prepay          10 CPB          15 CPB          18 CPB          20 CPB
-------------------------------------------------------------------------------------
  Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
     Price                   5               6               7               8
-------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield
-------------------------------------------------------------------------------------
               99-05+           4.264           4.292           4.358           4.444
               99-06+           4.246           4.272           4.335           4.416
               99-07+           4.228           4.253           4.312           4.388
               99-08+           4.210           4.234           4.289           4.360
               99-09+           4.193           4.214           4.266           4.333
               99-10+           4.175           4.195           4.243           4.305
               99-11+           4.157           4.176           4.220           4.277
               99-12+           4.139           4.156           4.197           4.249
               99-13+           4.122           4.137           4.174           4.221

Spread @ Center Price             125             141             170             198
                  WAL            1.89            1.74            1.45            1.20
             Mod Durn           1.768           1.624           1.361           1.128
     Principal Window   Jul04 - May07   Jul04 - May07   Jul04 - May07   Jul04 - May07

-------------------------------------------------------------------------------------
            LIBOR_6MO            1.66            1.66            1.66            1.66
            LIBOR_1YR         2.18625         2.18625         2.18625         2.18625
              CMT_1YR            1.92            1.92            1.92            1.92
-------------------------------------------------------------------------------------
               Prepay          25 CPB          30 CPB          40 CPB          50 CPB
-------------------------------------------------------------------------------------
  Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)
-------------------------------------------------------------------------------------

          Yield Curve  Mat   1MO   3MO   6MO      1YR   2YR    3YR   5YR  10YR   30YR
                       Yld  1.15  1.36  1.66  2.18625  3.03  3.612  4.36  5.21  5.806
-------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.